UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008
KAYDON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11333	13-3186040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (734) 747-7025
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Executive Officers; Compensatory Arrangements of Certain Officers.
     (e) On February 20, 2008, Kaydon Corporation (“Kaydon”) filed a Current Report on Form 8-K reporting, among other things, that on February 14, 2008, Kaydon’s Board of Directors (the “Board”) approved amendments to Kaydon’s Executive Management Bonus Program (the “Bonus Program”). The amended Bonus Program filed as an exhibit to such Current Report was not the final version approved by the Board. This Current Report on Form 8-K/A is being filed to attach the correct exhibit.
     The amended Bonus Program, and the form of agreement to be entered into by each participant in the Bonus Program, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Kaydon Corporation Executive Management Bonus Program, amended and restated effective February 14, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2008	KAYDON CORPORATION
	By:	/s/ Kenneth W. Crawford
Kenneth W. Crawford
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Kaydon Corporation Executive Management Bonus Program, amended and restated effective February 14, 2008